UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00032

American Funds Fundamental Investors

(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower

San Francisco, California 94120

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Patrick F. Quan

American Funds Fundamental Investors

P.O. Box 7650, One Market, Steuart Tower

San Francisco, California 94120

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The right choice for the long term®

Fundamental
InvestorsSM

Special feature

Built to last:
How a long-term
philosophy builds
long-term results

▶See page 6

Annual report for the year ended December 31, 2012

Fundamental Investors seeks long-term growth of capital and income.

This fund is one of more than 40 offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 34.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2013, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.34%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.43%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

Fundamental Investors posted excellent results for the 12 months ended December 31, 2012. The fund climbed 17.1% for those who reinvested distributions totaling 65 cents a share, a figure that includes the special dividend of 15 cents paid in mid-December.

The fund outpaced the 16.0% gain registered by its primary benchmark, the unmanaged Standard & Poor’s 500 Composite Index. It also finished ahead of its growth-and-income fund peers, as measured by the Lipper Growth and Income Funds Index, which also notched a 16.0% increase. Because Fundamental Investors is able to invest up to 35% of its assets in companies domiciled outside the United States, we like to provide fund investors with a gauge of global markets. The unmanaged MSCI World Index, a measure of stock markets in more than 20 developed countries, rose 15.8%.

A look at the longer time frames in the table below reveals that the fund bested the Lipper and MSCI World indexes for all the time frames shown, and held a meaningful advantage over the S&P 500 for the 10-year and lifetime periods.

Results at a glance

For periods ended December 31, 2012, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]
Fundamental Investors	17.1%	1.1%	9.1%	12.2%
(Class A shares)
Standard & Poor’s	16.0	1.7	7.1	11.2
500 Composite Index[2]
Lipper Growth and	16.0	1.0	6.7	10.5
Income Funds Index
MSCI World Index[2,3]	15.8	–1.2	7.5	9.4

1	Since Capital Research and Management Company began managing the fund on August 1, 1978.
2	The indexes are unmanaged and, therefore, have no expenses.
3	Results reflect dividends net of withholding taxes.

In this report

Special feature

6	Built to last:
How a long-term philosophy builds long-term results
Learn why Fundamental Investors has always taken a “buy-and-hold” approach to pursuing its growth and income objectives.

Contents

1	Letter to investors

4	Results of a $10,000 investment in Fundamental Investors

12	Summary investment portfolio

16	Financial statements

35	Board of trustees and other officers

Fundamental Investors	1

Strength amid uncertainty
Strong fund and market results belie the challenges presented during the period. The U.S. economy continued to emerge from the depths of recession, but progress was halting and often uneasy. Unemployment declined and corporate profits remained robust, but consumer confidence was weak. Compared to Europe, however, the U.S. was a picture of stability as the sovereign debt crisis continued to grip many of the more southern EU member states. That said, European stock markets posted sizable gains, buoyed by pledges from economic and political leaders to take whatever steps were necessary to save the euro.

During the first half of the year, a number of the dividend-paying sectors that are typically less vulnerable to recessionary conditions fared better than many more economically sensitive areas of the market. However, during the second half of the year, more cyclical industries were the centers of market strength, despite a lack of resolution over the fiscal cliff situation and uncertainty born of the presidential election.

As most sectors experienced favorable market conditions at some point during the 12 months, eight of the 10 segments of the S&P 500 posted double-digit gains.

Broad support and solid selection
Market strength was reflected in results for the fund, which drew support from every corner of its carefully chosen portfolio.

Some of the largest investments turned in the best returns. These included top 10 holdings Citigroup (50.4%), Amazon (45.1%), health care firm Baxter International (34.7%), Taiwan Semiconductor Manufacturing (33.2%), Wells Fargo (24.0%) and the fund’s largest holding, Home Depot (47.1%). Elsewhere within the top 10, Google (9.8%), Merck (8.6%) and Microsoft (3.0%) trailed the broader market, while Royal Dutch Shell (–6.4%) was the only one to finish in negative territory.

Other fund positions that contributed significantly to results included biotech companies Regeneron (208.6%) and Gilead Sciences (79.5%), chemical producer LyondellBasell (75.7%), Great Britain’s Virgin Media (71.9%) and French industrial producer Schneider Electric (41.7%).

Flexibility at work
A review of these top contributors reveals a diverse group of companies. It also underscores the flexibility the fund’s investment professionals have as they build the portfolio.

For example, while Fundamental Investors has an income objective and portfolio counselors must meet an income target, not every stock they invest in must pay a dividend. Rather, counselors can assemble a group of holdings that collectively achieves the goal. This obviously expands the universe of companies eligible for the portfolio. For example, within the health care area, Regeneron and Gilead do not pay dividends while Baxter and Merck pay healthy ones.

The fund also sets no valuation boundaries, so investment professionals are able to buy shares of companies that have high price-to-earnings (PE) ratios, such as Amazon, while also investing in those that may have had PEs at the lower end of the spectrum when initially purchased, such as Home Depot. Here again opportunity is expanded as counselors can buy stocks in high-growth modes as well as those that may have fallen out of favor but could be poised to rebound.

Fundamental Investors also allows for geographic flexibility as evidenced by the fact that companies from 18 nations are held in the portfolio.

2	Fundamental Investors

Fundamental Investors’ total return year by year (ending December 31)

	Capital return	Income return	Total return

2003	30.2%	1.8%	32.0%
2004	11.9	2.0	13.9
2005	9.9	1.8	11.7
2006	17.6	1.6	19.2
2007	11.2	2.4	13.6
2008	–41.1	1.4	–39.7
2009	31.5	1.9	33.4
2010	12.2	1.8	14.0
2011	–3.6	1.7	–1.9
2012	15.3	1.8	17.1

10-year average annual total return			9.1%
10-year cumulative total return			139.6
Lifetime cumulative total return (since 8/1/78)			5,171.8

Total return measures both capital results (changes in net asset value) and income return (from dividends).

All returns assume reinvestment of all dividends and capital gain distributions.

Disappointments in energy and materials
Several of the fund’s weaker holdings could be found in the energy and materials sectors. FMC Technologies (–18.0%), Crescent Point Energy (–14.2%) and Concho Resources (–14.1%) were among the energy laggards, while mining companies Cliffs Natural Resources (–38.2%) and Potash Corp. of Saskatchewan (–1.4%) also finished in the red. Pharmaceutical giant Bristol-Myers Squibb lost 7.5%.

During the 12 months, the fund reduced a number of its materials, telecommunications and consumer staples holdings while upping investments in the health care equipment and services, semiconductor and diversified financials areas.

In it for the long haul
As always, Fundamental Investors’ portfolio counselors will continue to use a research-driven approach as they seek to identify companies with the potential to contribute to the fund’s growth and income objectives. Their investment choices represent a belief in each company’s underlying business prospects, and they aim to maintain these investments for years rather than months.

This approach is the basis upon which the fund’s superior long-term results have been built. To learn more about why we believe in this “buy-and-hold” approach, please turn to the feature article beginning on page 6.

We thank you for your commitment to long-term investing.

Sincerely,

James F. Rothenberg
Vice Chairman

Dina N. Perry
President

February 11, 2013

For current information about the fund, visit americanfunds.com.

Fundamental Investors	3

Results of a $10,000 investment in Fundamental Investors

How a $10,000 investment has grown

The chart and the table below it illustrate how a $10,000 investment in the fund grew between August 1, 1978 — when Capital Research and Management Company became Fundamental Investors’ investment adviser — and December 31, 2012. The chart also shows how the unmanaged Standard & Poor’s 500 Composite Index and the Lipper Growth and Income Funds Index fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2012)*

	1 year	5 years	10 years
Class A shares	10.40%	–0.13%	8.49%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 0.65% for Class A shares as of the prospectus dated March 1, 2013 (unaudited).

$600,000
400,000
200,000
100,000
10,000
8,000

Year ended December 31	1978	8	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990	1991	1992	1993	1994
Capital value
Dividends in cash	$216		405	553	580	634	594	556	582	636	717	895	1,225	1,058	904	988	1,084	1,238
Value at year-end[1]	$8,947		9,892	11,390	10,688	13,522	16,424	16,759	21,148	25,151	25,463	28,561	35,438	32,180	40,940	44,059	50,884	50,319
Total value
Dividends reinvested	$217		421	603	665	768	755	734	795	894	1,034	1,328	1,877	1,679	1,478	1,655	1,858	2,171
Value at year-end[1]	$9,155		10,556	12,807	12,654	16,957	21,389	22,621	29,448	35,941	37,295	43,246	55,597	52,130	67,947	74,871	88,466	89,641
Total return	(8.4)%		15.3	21.3	(1.2)	34.0	26.1	5.8	30.2	22.0	3.8	16.0	28.6	(6.2)	30.3	10.2	18.2	1.3

1	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2	The maximum initial sales charge was 8.50% prior to July 1, 1988.
3	Includes reinvested dividends of $106,951 and reinvested capital gain distributions of $170,881.
4	The S&P 500 Index is unmanaged and, therefore, has no expenses.

4	Fundamental Investors

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

$496,591[1,3]
Fundamental Investors
with dividends reinvested
$383,984[4]
S&P 500
with dividends reinvested
$308,010[5]
Lipper Growth and Income Funds Index
with dividends reinvested
$206,867[1,6]
Fundamental Investors
not including dividends
$34,947[7]
Consumer Price Index
(inflation)
$10,000
Original investment

1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012

1,160	1,196	1,351	1,428	1,578	1,716	1,844	2,289	1,850	2,590	2,729	2,590	4,572	2,938	2,435	2,891	3,120	3,297
66,210	78,143	97,513	112,292	138,151	142,315	126,959	102,816	133,434	149,159	163,728	192,480	213,905	126,717	166,031	186,170	179,524	206,867	6

2,082	2,187	2,511	2,691	3,013	3,319	3,611	4,553	3,755	5,345	5,735	5,534	9,917	6,506	5,500	6,641	7,284	7,833
120,306	144,352	182,855	213,421	265,882	277,235	250,761	207,271	273,523	311,563	347,960	414,904	471,134	284,112	378,888	432,124	423,946	496,591	3
34.2	20.0	26.7	16.7	24.6	4.3	(9.6)	(17.3	32.0	13.9	11.7	19.2	13.6	(39.7)	33.4	14.0	(1.9)	17.1

Average annual
total return
12.0%

5	Results of the Lipper Growth and Income Funds Index do not reflect any sales charges.
6	Includes reinvested capital gain distributions of $91,556 but does not reflect income dividends of $54,441 taken in cash.
7	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
8	For the period August 1, 1978 (when Capital Research and Management Company became investment adviser), through December 31, 1978.

The results shown are before taxes on fund distributions and sale of fund shares.

Fundamental Investors	5

Built to last

6	Fundamental Investors

How a long-term philosophy builds long-term results

Fundamental Investors’ superior long-term investment results were not built on arcane strategies or high-risk gambits. Rather, they’re the by-product of a consistent investing philosophy and a time-tested process that is applied daily by seasoned professionals. At the center of it all is a research-focused approach aimed at identifying companies we can invest in for the long term. In the following pages, we take a look at the reasons behind our emphasis on buy-and-hold investing and how our system supports and encourages this approach.

A time-tested philosophy

Pursuing results through long-term investments is hardly revolutionary. It’s been successfully practiced for decades, having found an early champion in pioneering economist Benjamin Graham, whom the likes of Warren Buffett regard as a patron saint of fundamentals-based investing.

Graham’s book, Security Analysis, which he co-wrote in 1934 with fellow economist David Dodd, remains a seminal volume on investing. In it, Graham drew a clear line between market speculators and true investors. To be numbered among the latter meant viewing a stock not merely as a trading chit, but as “an ownership in, or a claim against, a specific business enterprise.”

Graham had a kindred spirit and contemporary in Jonathan Bell Lovelace, who founded the firm that ultimately became The Capital Group Companies —parent company of Capital Research and Management Company, investment adviser to the American Funds and Fundamental Investors — and whose ethos continues to guide the firm. Lovelace began as an investor after World War I, a time when public companies disclosed very little about their finances and operations — and did so only at their convenience. In search of deeper insight into potential investments, Lovelace advocated field research. He worked to develop his own understanding of companies’ financial statements and operations in an effort to determine whether their stock prices accurately reflected their value.

To both Graham and Lovelace, ascertaining the value and long-term potential of companies served a key purpose: It offered a way of mitigating many of the challenges inherent in the market.

“Graham famously said that in the short term the market is a voting machine, but in the long term it’s a weighing machine,” says Mark Casey, an investment analyst focused on media and the Internet. “Trying to outsmart the voting machine is tough because emotions and other factors can cause short-term stock prices to diverge widely from a company’s value. Over the long term, however, prices tend to converge on value.”

Fundamental Investors	7

“Our approach allows me to feel as if time is my friend — that I don’t have to nail it this quarter.” ~ Brady Enright, portfolio counselor

Developing conviction in a company’s value based on a deep understanding of its operations is much different than simply thinking a firm’s stock has the potential to move over some near-term period. First and foremost, believing in the company helps an investor tolerate short-term market fluctuations in order to capture long-term value. According to Dina Perry, Fundamental Investors’ president and one of its portfolio counselors, that’s important. “Over extended time frames, the market generally gets it right, and a good company with a solid business and appealing growth prospects should eventually see this reality translate into a higher stock price.”

Limited powers of prediction

Capturing that value often requires patience, because even for well-run, growing companies, stock appreciation is neither steady nor predictable.

“It’s often the case that 80% of results happen in 20% of the time, but often we just don’t know exactly which 20% that’s going to be,” explains portfolio counselor Mike Kerr. “Attempting to time one’s investment to capture those growth spurts is very difficult. That’s because in any given quarter or year, economic or geopolitical events that are beyond one’s control and may not even directly affect a company’s prospects can drive the market and influence its stock price.”

“When it comes to investing, most market participants are in the ‘when’ business,” explains portfolio counselor Martin Romo. “They want to know when a stock’s price is going to rise. Of course we’re concerned with that, but I see us as being in the ‘what’ business. What does the company do and what is its value? If you get that right, the when can take care of itself.”

“I don’t want my investment thesis to be dependent on the next news event. Rather, I’m looking for investments where value will be created for shareholders by growth in the base of sales and profits over time. And our goal is to buy those sales and earnings at an attractive price,” says portfolio counselor Brady Enright. “As I pursue that goal, our approach allows me to feel as if time is my friend — that I don’t have to nail it this quarter.”

Helping fortify investment conviction is research conducted around the world by dozens of analysts. Many have covered their companies and industries for decades, through full economic and market cycles,

8	Fundamental Investors

and over multiple management tenures. They conduct extensive financial analysis, but their greatest insights are often gained in the field — visiting factories and meeting with management, suppliers and even competitors.

Getting it all in line

The belief that long-term investments are the best way to build long-term results is not merely lip service; it’s reinforced by the policies and processes that are part of the fund’s investment management system. First among them is compensation. Portfolio counselors’ and analysts’ pay is based in large part on the results of their portfolios over four- and eight-year periods. This is far from standard industry practice.

“We recognize that compensation can drive behavior,” states Dina. “If we were espousing a long-term point of view but pay was linked to one-year results, people’s orientation would shift.

“By evaluating results over time frames that are more consistent with how long we would expect to be invested in a particular company, we’re allowing our research the opportunity to bear fruit.”

“In our system, I can live with a stock that is flat for some significant period before my thesis plays out,” explains Mark. “Because from a compensation standpoint, there is little incentive to build my portfolio based on what I think is going to happen in the next few months or this year.”

When it comes to determining the impact of compensation on behavior, Mike states, “Because of the way our system is designed, analysts are incentivized to hunt for long-term holdings. Now sometimes we make an investment and information becomes available that alters our thesis and leads us to sell sooner than we had expected to, but that’s never the thinking going in.”

A carefully placed speed bump

When such changes in viewpoint do occur, they’re taken seriously. “We have what we refer to as a reversal policy,” confirms Mark. “If a counselor or analyst is going to sell stock in a company they’ve owned for less than 90 days, they must receive permission from the fund’s principal investment officer. What’s more, these transactions must be reviewed by the investment committee. It’s a speed bump that prevents us from having a short-term starting point, as we don’t want a two-month outlook to be the basis of our investments.”

Fundamental Investors	9

Buying, holding, succeeding

Short-term market volatility is both inevitable and uncontrollable. It’s also a fact that it often takes time for a company’s true value to be reflected in its stock price. That’s why the fund’s investment professionals think in terms of years, not months, when choosing portfolio holdings. By basing their investment decisions on conviction in the underlying companies, they can withstand challenging short-term conditions in order to capitalize on long-term potential.

Evidence of this “buy-and-hold” approach can be found in Fundamental Investors’ portfolio turnover rate — a broad measure of how much buying and selling takes place over a given period of time.

As the table shows, in each of the last 10 years, Fundamental Investors’ portfolio turnover has been around half that of its growth-and-income fund peers, as measured by the Lipper Growth and Income Funds Average. What’s more, during that same time frame the fund’s average annual return was significantly higher than its Lipper category average.

	Lipper*	Fundamental Investors
Year	portfolio turnover	portfolio turnover
2003	60%	31%
2004	57	30
2005	60	24
2006	59	21
2007	60	27
2008	64	29
2009	72	30
2010	60	32
2011	48	28
2012	50	28
	Average annual rate of return
	for the 10 years ended 12/31/12
Lipper Growth and	6.8%
Income Funds Average
Fundamental Investors	9.1%

*	The Lipper Growth and Income Funds Average is used for comparison. Prior to 2007, the fund was compared to the Lipper Large-Cap Value Funds Average.

Fund results shown are for Class A shares at net asset value with all distributions reinvested. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The system that makes it work

Research, compensation and the reversal policy are all connected to the investment system used to manage the fund. Within this system, the portfolio is not controlled by one person or a committee. Rather, the fund’s assets are divided into portions, each of which is independently managed — within fund guidelines — by one of the fund’s portfolio counselors. In addition, a separate segment of the portfolio is allocated to the fund’s analysts, who are able to invest in their highest conviction ideas within the industries they cover.

How has the structure contributed to the fund’s long-term success? “As we’ve discussed, a variety of factors, many unanticipated, can create short-term volatility. In addition, economies and markets tend to move in cycles, and industries as well as the stock prices of certain companies tend to ebb and flow

10	Fundamental Investors

with those cycles,” says portfolio counselor Ron Morrow. “Because no two counselors or analysts share the same background or outlook, no two portfolios look alike, and each will be affected differently by the forces at work in the market. For example, one whose portfolio is heavy on cyclical companies is likely to do better when the economy is ascendant, while a counselor heavily invested in defensive sectors likely won’t fare as well amid those conditions. Over time, our results tend to balance each other out.”

So important is this idea of having multiple perspectives at work within a single portfolio, that the professionals who manage the fund have been selected in large part because they represent a range of investment styles.

Fundamental Investors’ long-term results attest to the historical success of its approach. Over the past 10 years, and for 20 of the 25 rolling 10 calendar-year periods of its lifetime, the fund has outpaced its primary benchmark, the unmanaged Standard & Poor’s 500 Composite Index. And reflecting its long-term philosophy, the fund’s portfolio turnover rate — a broad measure of its buying and selling activity — has been about half that of its category peers.

Narrowing the field

“With more investors focused on quarterly results, having a long-term orientation increasingly differentiates our approach,” Brady adds. “Companies with great future prospects can have a tough quarter or two. If the market overreacts, we may have an opportunity to invest at very attractive prices.”

“I recently heard this quote from Jeff Bezos, the CEO of Amazon, whose company’s success attests to his status as something of a visionary,” notes Mark.

“He said, ‘If everything you do needs to work on a three-year time horizon, then you’re competing against a lot of people. But if you’re willing to invest on a seven-year time horizon, you’re now competing against a fraction of those people, because very few companies are willing to do that. Just by lengthening the time horizon, you can engage in endeavors that you could never otherwise pursue.’ We believe that’s true for us. By lengthening our investment time horizon we’re creating opportunities for ourselves.”

Mark concludes, “By asking folks to invest for the long term, we’re not asking them to take their medicine and ingest something unpleasant. We’re advocating an approach with a history of producing results. As Benjamin Graham observed, trying to outsmart the voting machine is tough, so we will continue to focus on the weighing machine.” ■

Fundamental Investors	11

Summary investment portfolio December 31, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

Industry sector diversification (percent of net assets)

Country diversification	(percent of net assets)
United States	77.2%
United Kingdom	4.1
Canada	3.9
Euro zone*	3.7
Switzerland	1.7
Other countries	3.3
Short-term securities & other assets less liabilities	6.1

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Ireland, the Netherlands and Spain.

Common stocks — 93.85%	Shares	Value (000)	Percent of net assets
Consumer discretionary — 14.79%
Home Depot, Inc.	28,428,000	$1,758,272	3.38%
Amazon.com, Inc.[1]	4,658,800	1,170,011	2.25
Time Warner Inc.	14,450,000	691,143	1.33
Comcast Corp., Class A	15,500,800	579,420	1.11
Virgin Media Inc.	13,385,000	491,899	.95
Starbucks Corp.	7,000,000	375,340	.72
Walt Disney Co.	7,000,000	348,530	.67
Other securities		2,276,675	4.38
		7,691,290	14.79

12	Fundamental Investors

Common stocks	Shares	Value (000)	Percent of net assets
Information technology — 14.18%
Google Inc., Class A1	1,217,300	$863,516	1.66%
Microsoft Corp.	29,130,000	778,645	1.50
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	26,949,400	462,452
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	74,590,000	249,646	1.37
Texas Instruments Inc.	22,220,300	687,496	1.32
Apple Inc.	933,929	497,812	.96
Maxim Integrated Products, Inc.	12,687,000	372,998	.72
Other securities		3,459,536	6.65
		7,372,101	14.18

Financials — 12.95%
Citigroup Inc.	26,116,000	1,033,149	1.99
Wells Fargo & Co.	21,928,500	749,516	1.44
American Express Co.	9,770,000	561,580	1.08
BlackRock, Inc.	2,100,000	434,091	.84
ACE Ltd.	5,300,000	422,940	.81
Other securities		3,531,687	6.79
		6,732,963	12.95

Health care — 12.37%
Merck & Co., Inc.	39,031,762	1,597,960	3.07
Baxter International Inc.	11,236,755	749,042	1.44
Roche Holding AG2	3,180,000	647,845	1.24
Bristol-Myers Squibb Co.	17,700,000	576,843	1.11
Gilead Sciences, Inc.[1]	7,550,000	554,548	1.07
Pfizer Inc	14,720,000	369,178	.71
Express Scripts Holding Co.[1]	6,265,000	338,310	.65
Other securities		1,600,505	3.08
		6,434,231	12.37

Industrials — 11.82%
Union Pacific Corp.	5,107,000	642,052	1.24
Parker-Hannifin Corp.	7,350,000	625,191	1.20
General Electric Co.	29,500,000	619,205	1.19
Lockheed Martin Corp.	6,558,200	605,256	1.16
Boeing Co.	6,200,000	467,232	.90
Deere & Co.	4,815,000	416,112	.80
Other securities		2,773,442	5.33
		6,148,490	11.82

Energy — 11.47%
Royal Dutch Shell PLC, Class B (ADR)	5,862,700	415,607	1.34
Royal Dutch Shell PLC, Class A (ADR)	4,052,400	279,413
Suncor Energy Inc.	19,735,832	648,999	1.25
Enbridge Inc.	10,160,579	439,437	.84
Chevron Corp.	3,773,900	408,110	.78
Kinder Morgan, Inc.	11,080,645	391,479	.75
ConocoPhillips	6,000,000	347,940	.67
FMC Technologies, Inc.[1]	7,960,000	340,927	.66
Other securities		2,695,813	5.18
		5,967,725	11.47

Fundamental Investors	13

Common stocks	Shares	Value (000)	Percent of net assets
Materials — 6.11%
Dow Chemical Co.	17,039,900	$550,730	1.06%
LyondellBasell Industries NV, Class A	9,165,000	523,230	1.01
Potash Corp. of Saskatchewan Inc.	9,000,000	366,210	.70
FMC Corp.	6,178,000	361,537	.70
Praxair, Inc.	3,205,000	350,787	.67
Other securities		1,026,304	1.97
		3,178,798	6.11

Consumer staples — 4.33%
Philip Morris International Inc.	5,400,000	451,656	.87
Costco Wholesale Corp.	3,930,000	388,166	.74
Other securities		1,416,268	2.72
		2,256,090	4.33

Utilities — 1.77%
Other securities		918,684	1.77

Telecommunication services — 1.38%
Verizon Communications Inc.	13,600,000	588,472	1.13
Other securities		127,117	.25
		715,589	1.38

Miscellaneous — 2.68%
Other common stocks in initial period of acquisition		1,394,884	2.68
Total common stocks (cost: $36,460,885,000)		48,810,845	93.85

Warrants — 0.04%
Energy — 0.04%
Other securities		19,233	.04
Total warrants (cost: $9,820,000)		19,233	.04

14	Fundamental Investors

Short-term securities — 6.26%	Principal amount (000)	Value (000)	Percent of net assets
U.S. Treasury Bills 0.132%–0.193% due 1/10–8/22/2013	$788,900	$788,767	1.52%
Fannie Mae 0.13%–0.16% due 2/1–4/10/2013	714,300	714,249	1.37
Freddie Mac 0.13%–0.18% due 1/9–7/23/2013	504,143	504,033	.97
Federal Home Loan Bank 0.08%–0.165% due 1/4–6/21/2013	396,660	396,588	.76
Variable Funding Capital Company LLC 0.18% due 1/14/2013[3]	82,700	82,694	.16
Other securities		767,690	1.48
Total short-term securities (cost: $3,253,467,000)		3,254,021	6.26
Total investment securities (cost: $39,724,172,000)		52,084,099	100.15
Other assets less liabilities		(76,304)	(.15)
Net assets		$52,007,795	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2012, appear below.

					Dividend	Value of affiliates
	Beginning			Ending	income	at 12/31/2012
	shares	Additions	Reductions	shares	(000)	(000)

CNO Financial Group, Inc.	11,900,000	—	—	11,900,000	$714	$111,027
Grafton Group PLC, units[2]	15,037,000	—	—	15,037,000	1,500	79,952
					$2,214	$190,979

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $5,016,712,000, which represented 9.65% of the net assets of the fund. This amount includes $5,007,029,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3	Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $436,140,000, which represented .84% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

Fundamental Investors	15

Financial statements

Statement of assets and liabilities at December 31, 2012	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $39,482,084)	$51,893,120
Affiliated issuers (cost: $242,088)	190,979	$52,084,099
Cash		5,568
Receivables for:
Sales of investments	851
Sales of fund’s shares	89,728
Dividends and interest	81,870	172,449
		52,262,116
Liabilities:
Payables for:
Purchases of investments	69,577
Repurchases of fund’s shares	150,831
Investment advisory services	11,042
Services provided by related parties	18,968
Trustees’ deferred compensation	3,367
Other	536	254,321
Net assets at December 31, 2012		$52,007,795

Net assets consist of:
Capital paid in on shares of beneficial interest		$41,269,795
Undistributed net investment income		164,207
Accumulated net realized loss		(1,786,356)
Net unrealized appreciation		12,360,149
Net assets at December 31, 2012		$52,007,795

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,276,007 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$32,568,265	798,700	$40.78
Class B	464,850	11,427	40.68
Class C	1,852,107	45,589	40.63
Class F-1	4,503,318	110,496	40.76
Class F-2	1,520,934	37,304	40.77
Class 529-A	1,183,284	29,046	40.74
Class 529-B	41,065	1,008	40.75
Class 529-C	318,413	7,821	40.71
Class 529-E	50,055	1,230	40.71
Class 529-F-1	48,335	1,187	40.71
Class R-1	145,895	3,592	40.62
Class R-2	629,388	15,496	40.62
Class R-3	2,366,643	58,155	40.70
Class R-4	2,390,188	58,715	40.71
Class R-5	1,515,720	37,158	40.79
Class R-6	2,409,335	59,083	40.78

See Notes to Financial Statements

16	Fundamental Investors

Statement of operations for the year ended December 31, 2012	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $38,338; also includes $2,214 from affiliates)	$1,161,196
Interest	5,029	$1,166,225
Fees and expenses*:
Investment advisory services	127,005
Distribution services	139,560
Transfer agent services	65,241
Administrative services	12,131
Reports to shareholders	2,370
Registration statement and prospectus	694
Trustees’ compensation	818
Auditing and legal	154
Custodian	1,323
Other	1,712	351,008
Net investment income		815,217

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain on:
Investments	2,095,566
Currency transactions	1,151	2,096,717
Net unrealized appreciation on:
Investments	4,936,904
Currency translations	247	4,937,151
Net realized gain and unrealized appreciation on investments and currency		7,033,868
Net increase in net assets resulting from operations		$7,849,085

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended December 31
	2012	2011
Operations:
Net investment income	$815,217	$779,259
Net realized gain on investments and currency transactions	2,096,717	780,549
Net unrealized appreciation (depreciation) on investments and currency translations	4,937,151	(2,563,150)
Net increase (decrease) in net assets resulting from operations	7,849,085	(1,003,342)

Dividends paid to shareholders from net investment income	(816,531)	(797,863)

Net capital share transactions	(1,945,234)	(1,098,878)

Total increase (decrease) in net assets	5,087,320	(2,900,083)

Net assets:
Beginning of year	46,920,475	49,820,558
End of year (including undistributed net investment income: $164,207 and $164,471, respectively)	$52,007,795	$46,920,475

See Notes to Financial Statements

Fundamental Investors	17

Notes to financial statements

1. Organization

American Funds Fundamental InvestorsSM (the “trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, Fundamental Investors (the “fund”). The fund seeks long-term growth of capital and income.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Contingent deferred sales
Share class	Initial sales charge	charge upon redemption	Conversion feature

Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described on the following page, as well as the valuation policies described in the next section on valuation.

18	Fundamental Investors

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Fundamental Investors	19

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

20	Fundamental Investors

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2012 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$7,250,615	$440,675	$—	$7,691,290
Information technology	6,365,403	1,006,698	—	7,372,101
Financials	6,227,771	505,192	—	6,732,963
Health care	5,644,560	789,671	—	6,434,231
Industrials	5,157,989	990,501	—	6,148,490
Energy	5,740,828	226,897	—	5,967,725
Materials	3,167,014	11,784	—	3,178,798
Consumer staples	1,588,812	667,278	—	2,256,090
Utilities	650,857	267,827	—	918,684
Telecommunication services	615,083	100,506	—	715,589
Miscellaneous	1,385,201	9,683	—	1,394,884
Warrants	19,233	—	—	19,233
Short-term securities	—	3,254,021	—	3,254,021
Total	$43,813,366	$8,270,733	$—	$52,084,099

*	Securities with a market value of $4,349,807,000, which represented 8.36% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Fundamental Investors	21

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009, by state tax authorities for tax years before 2008 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation — Dividend income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

22	Fundamental Investors

During the year ended December 31, 2012, the fund reclassified $1,126,000 from accumulated net realized loss to undistributed net investment income and $76,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$213,279
Capital loss carryforward expiring 2017*	(1,821,616)
Gross unrealized appreciation on investment securities	13,320,124
Gross unrealized depreciation on investment securities	(970,641)
Net unrealized appreciation on investment securities	12,349,483
Cost of investment securities	39,734,616

*	Reflects the utilization of capital loss carryforward of $2,058,928,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended December 31
Share class	2012	2011
Class A	$530,525	$536,252
Class B	4,261	5,513
Class C	15,856	16,898
Class F-1	73,364	74,047
Class F-2	23,514	17,995
Class 529-A	17,739	15,775
Class 529-B	312	420
Class 529-C	2,429	2,269
Class 529-E	638	577
Class 529-F-1	808	733
Class R-1	1,329	1,316
Class R-2	5,663	5,655
Class R-3	31,561	30,098
Class R-4	38,396	36,531
Class R-5	29,470	27,595
Class R-6	40,666	26,189
Total	$816,531	$797,863

Fundamental Investors	23

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.232% on such assets in excess of $55 billion. For the year ended December 31, 2012, the investment advisory services fee was $127,005,000, which was equivalent to an annualized rate of 0.252% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2012, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits

Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The board of trustees approved an amended administrative services agreement with CRMC effective January 1, 2012. Under this agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets to compensate CRMC for providing administrative services. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

24	Fundamental Investors

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended December 31, 2012, were as follows (dollars in thousands):

	Distribution	Transfer agent	Administrative	529 plan
Share class	services	services	services	services

Class A	$75,097	$45,801	$3,202	Not applicable
Class B	5,097	734	Not applicable	Not applicable
Class C	18,558	2,599	930	Not applicable
Class F-1	11,255	4,458	2,265	Not applicable
Class F-2	Not applicable	1,063	555	Not applicable
Class 529-A	2,310	1,214	552	$1,095
Class 529-B	450	58	23	45
Class 529-C	3,016	362	151	301
Class 529-E	234	32	23	47
Class 529-F-1	—	49	22	44
Class R-1	1,521	168	76	Not applicable
Class R-2	4,635	2,135	311	Not applicable
Class R-3	11,624	3,520	1,166	Not applicable
Class R-4	5,763	2,280	1,155	Not applicable
Class R-5	Not applicable	754	758	Not applicable
Class R-6	Not applicable	14	942	Not applicable
Total class-specific expenses	$139,560	$65,241	$12,131	$1,532

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $818,000, shown on the accompanying financial statements, includes $415,000 in current fees (either paid in cash or deferred) and a net increase of $403,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

Fundamental Investors	25

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2012

Class A	$2,453,514	63,447	$516,906	13,080	$(5,061,560)	(130,497)	$(2,091,140)	(53,970)
Class B	13,205	345	4,218	106	(171,381)	(4,468)	(153,958)	(4,017)
Class C	202,268	5,257	15,516	391	(431,015)	(11,215)	(213,231)	(5,567)
Class F-1	1,029,045	26,471	72,692	1,841	(1,510,388)	(38,960)	(408,651)	(10,648)
Class F-2	690,318	17,594	20,440	515	(259,700)	(6,662)	451,058	11,447
Class 529-A	166,520	4,312	17,735	449	(130,069)	(3,350)	54,186	1,411
Class 529-B	1,501	39	312	8	(15,117)	(394)	(13,304)	(347)
Class 529-C	49,273	1,275	2,429	61	(47,839)	(1,235)	3,863	101
Class 529-E	7,439	194	638	16	(6,654)	(172)	1,423	38
Class 529-F-1	9,774	252	808	21	(8,645)	(224)	1,937	49
Class R-1	33,132	865	1,327	34	(51,688)	(1,336)	(17,229)	(437)
Class R-2	150,270	3,906	5,660	143	(202,893)	(5,266)	(46,963)	(1,217)
Class R-3	515,702	13,367	31,548	798	(650,464)	(16,771)	(103,214)	(2,606)
Class R-4	576,299	14,962	38,387	972	(669,840)	(17,315)	(55,154)	(1,381)
Class R-5	368,240	9,546	29,415	746	(486,978)	(12,499)	(89,323)	(2,207)
Class R-6	956,801	24,680	40,666	1,027	(263,001)	(6,778)	734,466	18,929
Total net increase (decrease)	$7,223,301	186,512	$798,697	20,208	$(9,967,232)	(257,142)	$(1,945,234)	(50,422)

Year ended December 31, 2011

Class A	$3,392,073	91,758	$520,075	14,599	$(5,677,711)	(155,320)	$(1,765,563)	(48,963)
Class B	32,613	874	5,458	155	(217,857)	(5,953)	(179,786)	(4,924)
Class C	281,376	7,592	16,389	467	(503,457)	(13,829)	(205,692)	(5,770)
Class F-1	1,330,230	36,472	71,899	2,024	(1,281,303)	(35,390)	120,826	3,106
Class F-2	334,821	9,069	15,306	430	(284,649)	(7,845)	65,478	1,654
Class 529-A	181,896	4,948	15,772	444	(99,997)	(2,745)	97,671	2,647
Class 529-B	2,972	80	420	12	(17,040)	(467)	(13,648)	(375)
Class 529-C	51,372	1,398	2,269	65	(35,520)	(977)	18,121	486
Class 529-E	7,960	217	577	16	(5,556)	(153)	2,981	80
Class 529-F-1	11,461	309	733	21	(7,219)	(198)	4,975	132
Class R-1	40,549	1,102	1,313	38	(32,388)	(890)	9,474	250
Class R-2	178,515	4,861	5,649	161	(203,444)	(5,569)	(19,280)	(547)
Class R-3	602,532	16,398	30,079	850	(582,412)	(15,920)	50,199	1,328
Class R-4	799,484	21,675	36,518	1,028	(672,841)	(18,555)	163,161	4,148
Class R-5	436,104	12,043	27,512	772	(435,283)	(12,089)	28,333	726
Class R-6	646,485	17,551	26,179	738	(148,792)	(4,016)	523,872	14,273
Total net increase (decrease)	$8,330,443	226,347	$776,148	21,820	$(10,205,469)	(279,916)	$(1,098,878)	(31,749)

*	Includes exchanges between share classes of the fund.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $13,236,884,000 and $15,600,947,000, respectively, during the year ended December 31, 2012.

26	Fundamental Investors

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return 3.4	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[4]	Ratio of net income to average net assets[2,4]

Class A:
Year ended 12/31/2012	$35.39	$.64	$5.40	$6.04	$(.65)	$—	$(.65)	$40.78	17.14%	$32,568	.65%	.65%	1.66%
Year ended 12/31/2011	36.70	.60	(1.29)	(.69)	(.62)	—	(.62)	35.39	(1.89)	30,176	.63	.63	1.62
Year ended 12/31/2010	32.73	.59	3.95	4.54	(.57)	—	(.57)	36.70	14.05	33,089	.64	.64	1.78
Year ended 12/31/2009	24.98	.44	7.79	8.23	(.48)	—	(.48)	32.73	33.36	30,954	.69	.69	1.60
Year ended 12/31/2008	42.45	.60	(17.23)	(16.63)	(.58)	(.26)	(.84)	24.98	(39.70)	24,443	.63	.61	1.70
Class B:
Year ended 12/31/2012	35.30	.34	5.39	5.73	(.35)	—	(.35)	40.68	16.25	465	1.41	1.41	.89
Year ended 12/31/2011	36.60	.31	(1.28)	(.97)	(.33)	—	(.33)	35.30	(2.64)	545	1.40	1.40	.85
Year ended 12/31/2010	32.64	.33	3.94	4.27	(.31)	—	(.31)	36.60	13.18	746	1.41	1.41	1.01
Year ended 12/31/2009	24.92	.23	7.76	7.99	(.27)	—	(.27)	32.64	32.30	897	1.46	1.46	.85
Year ended 12/31/2008	42.35	.34	(17.20)	(16.86)	(.31)	(.26)	(.57)	24.92	(40.14)	924	1.39	1.37	.94
Class C:
Year ended 12/31/2012	35.26	.33	5.38	5.71	(.34)	—	(.34)	40.63	16.21	1,852	1.45	1.45	.86
Year ended 12/31/2011	36.56	.30	(1.28)	(.98)	(.32)	—	(.32)	35.26	(2.67)	1,804	1.44	1.44	.82
Year ended 12/31/2010	32.61	.32	3.94	4.26	(.31)	—	(.31)	36.56	13.13	2,081	1.44	1.44	.98
Year ended 12/31/2009	24.90	.22	7.75	7.97	(.26)	—	(.26)	32.61	32.26	1,925	1.48	1.48	.81
Year ended 12/31/2008	42.31	.32	(17.17)	(16.85)	(.30)	(.26)	(.56)	24.90	(40.16)	1,468	1.43	1.41	.90
Class F-1:
Year ended 12/31/2012	35.37	.64	5.39	6.03	(.64)	—	(.64)	40.76	17.12	4,503	.66	.66	1.65
Year ended 12/31/2011	36.68	.59	(1.29)	(.70)	(.61)	—	(.61)	35.37	(1.92)	4,285	.67	.67	1.60
Year ended 12/31/2010	32.72	.59	3.93	4.52	(.56)	—	(.56)	36.68	14.01	4,330	.66	.66	1.77
Year ended 12/31/2009	24.97	.45	7.79	8.24	(.49)	—	(.49)	32.72	33.40	3,868	.67	.67	1.61
Year ended 12/31/2008	42.43	.60	(17.22)	(16.62)	(.58)	(.26)	(.84)	24.97	(39.69)	2,932	.62	.60	1.72
Class F-2:
Year ended 12/31/2012	35.39	.76	5.37	6.13	(.75)	—	(.75)	40.77	17.39	1,521	.41	.41	1.96
Year ended 12/31/2011	36.70	.68	(1.29)	(.61)	(.70)	—	(.70)	35.39	(1.67)	915	.42	.42	1.85
Year ended 12/31/2010	32.73	.67	3.95	4.62	(.65)	—	(.65)	36.70	14.32	888	.40	.40	2.03
Year ended 12/31/2009	24.98	.49	7.81	8.30	(.55)	—	(.55)	32.73	33.72	641	.43	.43	1.69
Period from 8/1/2008 to 12/31/2008[5]	37.09	.23	(11.97)	(11.74)	(.37)	—	(.37)	24.98	(31.78)	92	.17	.16	.88
Class 529-A:
Year ended 12/31/2012	35.36	.61	5.39	6.00	(.62)	—	(.62)	40.74	17.03	1,183	.73	.73	1.59
Year ended 12/31/2011	36.67	.57	(1.29)	(.72)	(.59)	—	(.59)	35.36	(1.97)	977	.71	.71	1.55
Year ended 12/31/2010	32.71	.58	3.93	4.51	(.55)	—	(.55)	36.67	13.98	916	.69	.69	1.74
Year ended 12/31/2009	24.97	.43	7.78	8.21	(.47)	—	(.47)	32.71	33.30	723	.73	.73	1.55
Year ended 12/31/2008	42.42	.58	(17.21)	(16.63)	(.56)	(.26)	(.82)	24.97	(39.71)	485	.68	.65	1.66
Class 529-B:
Year ended 12/31/2012	35.36	.29	5.39	5.68	(.29)	—	(.29)	40.75	16.09	41	1.54	1.54	.76
Year ended 12/31/2011	36.66	.27	(1.28)	(1.01)	(.29)	—	(.29)	35.36	(2.74)	48	1.51	1.51	.74
Year ended 12/31/2010	32.69	.30	3.95	4.25	(.28)	—	(.28)	36.66	13.09	63	1.50	1.50	.92
Year ended 12/31/2009	24.96	.20	7.77	7.97	(.24)	—	(.24)	32.69	32.16	71	1.55	1.55	.74
Year ended 12/31/2008	42.41	.30	(17.22)	(16.92)	(.27)	(.26)	(.53)	24.96	(40.20)	54	1.50	1.47	.84
Class 529-C:
Year ended 12/31/2012	35.34	.30	5.38	5.68	(.31)	—	(.31)	40.71	16.09	319	1.53	1.53	.79
Year ended 12/31/2011	36.64	.28	(1.28)	(1.00)	(.30)	—	(.30)	35.34	(2.72)	273	1.51	1.51	.76
Year ended 12/31/2010	32.69	.31	3.93	4.24	(.29)	—	(.29)	36.64	13.05	265	1.49	1.49	.94
Year ended 12/31/2009	24.95	.20	7.78	7.98	(.24)	—	(.24)	32.69	32.22	215	1.55	1.55	.74
Year ended 12/31/2008	42.40	.30	(17.22)	(16.92)	(.27)	(.26)	(.53)	24.95	(40.21)	147	1.49	1.47	.85
Class 529-E:
Year ended 12/31/2012	35.34	.52	5.37	5.89	(.52)	—	(.52)	40.71	16.73	50	.98	.98	1.34
Year ended 12/31/2011	36.65	.47	(1.29)	(.82)	(.49)	—	(.49)	35.34	(2.23)	42	.98	.98	1.29
Year ended 12/31/2010	32.69	.48	3.94	4.42	(.46)	—	(.46)	36.65	13.66	41	.98	.98	1.45
Year ended 12/31/2009	24.95	.34	7.78	8.12	(.38)	—	(.38)	32.69	32.89	32	1.04	1.04	1.24
Year ended 12/31/2008	42.40	.48	(17.21)	(16.73)	(.46)	(.26)	(.72)	24.95	(39.90)	21	.98	.96	1.36

See page 28 for footnotes.

Fundamental Investors	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[4]		Ratio of net income to average net assets[2,4]

Class 529-F-1:
Year ended 12/31/2012	$35.33	$.69	$5.39	$6.08	$(.70)	$—	$(.70)	$40.71	17.25%	$48	.52%	.52%		1.79%
Year ended 12/31/2011	36.65	.65	(1.30)	(.65)	(.67)	—	(.67)	35.33	(1.75)	40	.50	.50		1.77
Year ended 12/31/2010	32.69	.65	3.93	4.58	(.62)	—	(.62)	36.65	14.22	37	.48	.48		1.95
Year ended 12/31/2009	24.95	.48	7.78	8.26	(.52)	—	(.52)	32.69	33.56	27	.54	.54		1.74
Year ended 12/31/2008	42.39	.64	(17.19)	(16.55)	(.63)	(.26)	(.89)	24.95	(39.59)	20	.48	.46		1.84
Class R-1:
Year ended 12/31/2012	35.26	.34	5.37	5.71	(.35)	—	(.35)	40.62	16.22	146	1.42	1.42		.88
Year ended 12/31/2011	36.56	.31	(1.28)	(.97)	(.33)	—	(.33)	35.26	(2.65)	142	1.43	1.43		.84
Year ended 12/31/2010	32.62	.33	3.93	4.26	(.32)	—	(.32)	36.56	13.13	138	1.43	1.43		1.01
Year ended 12/31/2009	24.90	.22	7.76	7.98	(.26)	—	(.26)	32.62	32.30	98	1.47	1.47		.80
Year ended 12/31/2008	42.31	.32	(17.18)	(16.86)	(.29)	(.26)	(.55)	24.90	(40.16)	61	1.43	1.41		.91
Class R-2:
Year ended 12/31/2012	35.26	.35	5.37	5.72	(.36)	—	(.36)	40.62	16.24	630	1.40	1.40		.91
Year ended 12/31/2011	36.56	.31	(1.28)	(.97)	(.33)	—	(.33)	35.26	(2.64)	589	1.41	1.41		.85
Year ended 12/31/2010	32.61	.33	3.93	4.26	(.31)	—	(.31)	36.56	13.15	631	1.42	1.42		1.00
Year ended 12/31/2009	24.89	.21	7.76	7.97	(.25)	—	(.25)	32.61	32.22	550	1.52	1.52		.77
Year ended 12/31/2008	42.30	.30	(17.17)	(16.87)	(.28)	(.26)	(.54)	24.89	(40.19)	366	1.49	1.47		.85
Class R-3:
Year ended 12/31/2012	35.32	.52	5.39	5.91	(.53)	—	(.53)	40.70	16.78	2,367	.96	.96		1.35
Year ended 12/31/2011	36.63	.48	(1.29)	(.81)	(.50)	—	(.50)	35.32	(2.22)	2,146	.96	.96		1.30
Year ended 12/31/2010	32.67	.49	3.94	4.43	(.47)	—	(.47)	36.63	13.69	2,177	.96	.96		1.47
Year ended 12/31/2009	24.94	.36	7.77	8.13	(.40)	—	(.40)	32.67	32.93	1,707	.99	.99		1.29
Year ended 12/31/2008	42.38	.48	(17.20)	(16.72)	(.46)	(.26)	(.72)	24.94	(39.89)	1,058	.98	.95		1.37
Class R-4:
Year ended 12/31/2012	35.33	.64	5.39	6.03	(.65)	—	(.65)	40.71	17.13	2,390	.66	.66		1.65
Year ended 12/31/2011	36.64	.59	(1.30)	(.71)	(.60)	—	(.60)	35.33	(1.92)	2,123	.66	.66		1.60
Year ended 12/31/2010	32.68	.59	3.93	4.52	(.56)	—	(.56)	36.64	14.02	2,050	.66	.66		1.77
Year ended 12/31/2009	24.95	.44	7.77	8.21	(.48)	—	(.48)	32.68	33.31	1,545	.69	.69		1.58
Year ended 12/31/2008	42.39	.58	(17.19)	(16.61)	(.57)	(.26)	(.83)	24.95	(39.70)	942	.67	.65		1.68
Class R-5:
Year ended 12/31/2012	35.40	.75	5.40	6.15	(.76)	—	(.76)	40.79	17.47	1,516	.36	.36		1.95
Year ended 12/31/2011	36.71	.70	(1.30)	(.60)	(.71)	—	(.71)	35.40	(1.62)	1,394	.36	.36		1.89
Year ended 12/31/2010	32.74	.69	3.94	4.63	(.66)	—	(.66)	36.71	14.37	1,419	.36	.36		2.06
Year ended 12/31/2009	24.99	.52	7.79	8.31	(.56)	—	(.56)	32.74	33.75	1,269	.39	.39		1.92
Year ended 12/31/2008	42.46	.69	(17.23)	(16.54)	(.67)	(.26)	(.93)	24.99	(39.53)	1,077	.37	.35		1.98
Class R-6:
Year ended 12/31/2012	35.39	.79	5.38	6.17	(.78)	—	(.78)	40.78	17.53	2,409	.31	.31		2.03
Year ended 12/31/2011	36.70	.72	(1.30)	(.58)	(.73)	—	(.73)	35.39	(1.57)	1,421	.31	.31		1.97
Year ended 12/31/2010	32.74	.71	3.93	4.64	(.68)	—	(.68)	36.70	14.39	950	.32	.32		2.13
Period from 5/1/2009 to 12/31/2009[5]	25.63	.37	7.17	7.54	(.43)	—	(.43)	32.74	29.60	596	.35	6.35	6	1.87	6

	Year ended December 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	28%	28%	32%	30%	29%

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2010, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.07 and .21 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Annualized.

See Notes to Financial Statements

28	Fundamental Investors

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Fundamental Investors — Fundamental Investors:

We have audited the accompanying statement of assets and liabilities of American Funds Fundamental Investors — Fundamental Investors (the “Fund”), including the summary investment portfolio, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Fundamental Investors — Fundamental Investors as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 11, 2013

Fundamental Investors	29

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2012, through December 31, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	Fundamental Investors

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2012	value 12/31/2012	during period*	expense ratio

Class A — actual return	$1,000.00	$1,089.15	$3.36	.64%
Class A — assumed 5% return	1,000.00	1,021.92	3.25	.64
Class B — actual return	1,000.00	1,084.98	7.28	1.39
Class B — assumed 5% return	1,000.00	1,018.15	7.05	1.39
Class C — actual return	1,000.00	1,084.86	7.60	1.45
Class C — assumed 5% return	1,000.00	1,017.85	7.35	1.45
Class F-1 — actual return	1,000.00	1,089.07	3.47	.66
Class F-1 — assumed 5% return	1,000.00	1,021.82	3.35	.66
Class F-2 — actual return	1,000.00	1,090.52	2.15	.41
Class F-2 — assumed 5% return	1,000.00	1,023.08	2.08	.41
Class 529-A — actual return	1,000.00	1,088.82	3.83	.73
Class 529-A — assumed 5% return	1,000.00	1,021.47	3.71	.73
Class 529-B — actual return	1,000.00	1,084.32	8.02	1.53
Class 529-B — assumed 5% return	1,000.00	1,017.44	7.76	1.53
Class 529-C — actual return	1,000.00	1,084.39	7.96	1.52
Class 529-C — assumed 5% return	1,000.00	1,017.50	7.71	1.52
Class 529-E — actual return	1,000.00	1,087.28	5.09	.97
Class 529-E — assumed 5% return	1,000.00	1,020.26	4.93	.97
Class 529-F-1 — actual return	1,000.00	1,089.73	2.73	.52
Class 529-F-1 — assumed 5% return	1,000.00	1,022.52	2.64	.52
Class R-1 — actual return	1,000.00	1,084.68	7.44	1.42
Class R-1 — assumed 5% return	1,000.00	1,018.00	7.20	1.42
Class R-2 — actual return	1,000.00	1,085.20	7.29	1.39
Class R-2 — assumed 5% return	1,000.00	1,018.15	7.05	1.39
Class R-3 — actual return	1,000.00	1,087.67	5.04	.96
Class R-3 — assumed 5% return	1,000.00	1,020.31	4.88	.96
Class R-4 — actual return	1,000.00	1,088.99	3.47	.66
Class R-4 — assumed 5% return	1,000.00	1,021.82	3.35	.66
Class R-5 — actual return	1,000.00	1,090.68	1.89	.36
Class R-5 — assumed 5% return	1,000.00	1,023.33	1.83	.36
Class R-6 — actual return	1,000.00	1,090.99	1.63	.31
Class R-6 — assumed 5% return	1,000.00	1,023.58	1.58	.31

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year.

The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2012:

Qualified dividend income	100%
Corporate dividends received deduction	$778,681,000
U.S. government income that may be exempt from state taxation	$1,249,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

Fundamental Investors	31

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2013. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital and income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

32	Fundamental Investors

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Fundamental Investors	33

Other share class results	unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2012:
			10 years/
	1 year	5 years	Life of class[1]
Class B shares[2]
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	11.25%	–0.09%	8.46%
Not reflecting CDSC	16.25	0.29	8.46
Class C shares
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	15.21	0.25	8.25
Not reflecting CDSC	16.21	0.25	8.25
Class F-1 shares[3]
Not reflecting annual asset-based fee charged by sponsoring firm	17.12	1.05	9.11
Class F-2 shares[3] — first sold 8/1/08
Not reflecting annual asset-based fee charged by sponsoring firm	17.39	—	4.29
Class 529-A shares[4]
Reflecting 5.75% maximum sales charge	10.29	–0.19	8.42
Not reflecting maximum sales charge	17.03	1.00	9.07
Class 529-B shares[2,4]
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	11.09	–0.20	8.33
Not reflecting CDSC	16.09	0.18	8.33
Class 529-C shares[4]
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	15.09	0.19	8.17
Not reflecting CDSC	16.09	0.19	8.17
Class 529-E shares[3,4]	16.73	0.71	8.73
Class 529-F-1 shares[3,4]
Not reflecting annual asset-based fee charged by sponsoring firm	17.25	1.20	9.20

[1]	Applicable to Class F-2 shares only. All other share classes reflect 10-year results.
[2]	These shares are not available for purchase.
[3]	These shares are sold without any initial or contingent deferred sales charge.
[4]	Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

34	Fundamental Investors

Board of trustees and other officers

“Independent” trustees[1]
Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

Ronald P. Badie, 70	2008	Retired; former Vice Chairman, Deutsche Bank Alex. Brown	3	Amphenol Corporation; Nautilus, Inc.; Obagi Medical Products, Inc.
Joseph C. Berenato, 66 Chairman of the Board (Independent and Non-Executive)	2003	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	6	Ducommun Incorporated
Louise H. Bryson, 68	2008	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network; former Executive Vice President and General Manager, Lifetime Movie Network	7	None
Robert J. Denison, 71	2005	Chair, First Security Management (private investment)	6	None
Mary Anne Dolan, 65	2010	Founder and President, MAD Ink (communications company)	10	None
John G. Freund, 59	2010	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies)	3	Mako Surgical Corporation; XenoPort, Inc.
Leonade D. Jones, 65	1998	Retired; former Treasurer, The Washington Post Company	9	None
William H. Kling, 70	2010	President Emeritus, American Public Media	10	None
Christopher E. Stone, 56	2010	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None

Robert A. Fox and John G. McDonald, trustees of the fund since 1998, have retired from the board. The trustees thank Mr. Fox and Prof. McDonald for their dedication and service to the fund.

“Interested” trustees[5,6]
Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

James F. Rothenberg, 66 Vice Chairman of the Board	1998	Chairman of the Board, Capital Research and Management Company; Director and Non-Executive Chairman, American Funds Distributors, Inc.;[7] Director and Chair, The Capital Group Companies, Inc.[7]	2	None
Dina N. Perry, 67 President	1994	Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes

Fundamental Investors	35

Other officers[6]
Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Paul F. Roye, 59 Executive Vice President	2012	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company;[7] former Director, Division of Investment Management, United States Securities and Exchange Commission
Michael T. Kerr, 53 Senior Vice President	1995	Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Martin Romo, 45 Senior Vice President	1999	Director, Capital Research and Management Company; Senior Vice President — Capital World Investors, Capital Research and Management Company; President and Director, Capital Research Company[7]
Walter R. Burkley, 46 Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Mark L. Casey, 42 Vice President	2008	Senior Vice President — Capital World Investors, Capital Research Company;[7] Director, Capital Research Company[7]
Ronald B. Morrow, 67 Vice President	2004	Senior Vice President — Capital World Investors, Capital Research and Management Company
Patrick F. Quan, 54 Secretary	1989–1998 2000	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 41 Treasurer	2006	Vice President — Fund Business Management Group, Capital Research and Management Company
Julie E. Lawton, 39 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 61 Assistant Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Neal F. Wellons, 41 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.
[4]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the officers listed, except Mark L. Casey, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	Fundamental Investors

Office of the fund

One Market

Steuart Tower, Suite 2000

Mailing address: P.O. Box 7650

San Francisco, CA 94120-7650

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Counsel

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, CA 94111-5994

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2012, portfolio of Fundamental Investors’ investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Fundamental Investors files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Fundamental Investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	As of 12/31/12.
[2]	Based on Class A share results for periods through 12/31/12. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended 12/31/12 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives
■	Growth funds AMCAP Fund® EuroPacific Growth Fund® The Growth Fund of America® The New Economy Fund® New Perspective Fund® New World Fund® SMALLCAP World Fund®
■	Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM
■	Equity-income funds Capital Income Builder ® The Income Fund of America®
■	Balanced funds American Balanced Fund® American Funds Global Balanced FundSM
■	Bond funds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities Fund®
■	Tax-exempt bond funds American Funds Short-Term Tax-Exempt Bond Fund® American High-Income Municipal Bond Fund® Limited Term Tax-Exempt Bond Fund of America® The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds American Funds Tax-Exempt Fund of New York® The Tax-Exempt Fund of California® The Tax-Exempt Fund of Maryland® The Tax-Exempt Fund of Virginia®
■	Money market fund American Funds Money Market Fund®
■	American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM
■	American Funds Target Date Retirement Series®
■	American Funds College Target Date SeriesSM

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Christopher E. Stone, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$77,000
2012	$83,000

b) Audit-Related Fees:
2011	$15,000
2012	$16,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$3,000
2012	$5,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	$911,000
2012	$1,055,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$43,000
2012	$34,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$4,000
2012	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,601,000 for fiscal year 2011 and $1,583,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Fundamental InvestorsSM

Investment portfolio

December 31, 2012

Common stocks — 93.85%	Shares	Value (000)

CONSUMER DISCRETIONARY — 14.79%
Home Depot, Inc.	28,428,000	$1,758,272
Amazon.com, Inc.[1]	4,658,800	1,170,011
Time Warner Inc.	14,450,000	691,143
Comcast Corp., Class A	15,500,800	579,420
Virgin Media Inc.	13,385,000	491,899
Starbucks Corp.	7,000,000	375,340
Walt Disney Co.	7,000,000	348,530
Macy’s, Inc.	6,000,000	234,120
Expedia, Inc.	3,714,000	228,225
Daimler AG2	4,175,000	228,142
McGraw-Hill Companies, Inc.	3,675,000	200,912
Shaw Communications Inc., Class B, nonvoting	6,000,000	137,880
Johnson Controls, Inc.	4,100,000	125,870
Lowe’s Companies, Inc.	3,430,000	121,834
Marriott International, Inc., Class A	3,193,545	119,023
General Motors Co.[1]	4,000,000	115,320
Las Vegas Sands Corp.	2,458,240	113,472
DIRECTV[1]	2,250,000	112,860
BorgWarner Inc.[1]	1,500,000	107,430
Hyundai Mobis Co., Ltd.[2]	351,000	95,201
Ctrip.com International, Ltd. (ADR)[1]	2,730,000	62,217
SES SA, Class A (FDR)[2]	1,974,193	57,111
Time Warner Cable Inc.	500,000	48,595
Toyota Motor Corp.[2]	930,000	43,409
Viacom Inc., Class B	775,000	40,873
Wynn Resorts, Ltd.	320,000	35,997
Penn National Gaming, Inc.[1]	483,400	23,740
Industria de Diseño Textil, SA2	120,000	16,812
Liberty Media Corp., Class A1	65,785	7,632
		7,691,290

INFORMATION TECHNOLOGY — 14.18%
Google Inc., Class A1	1,217,300	863,516
Microsoft Corp.	29,130,000	778,645
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	26,949,400	462,452
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	74,590,000	249,646
Texas Instruments Inc.	22,220,300	687,496
Apple Inc.	933,929	497,812
Maxim Integrated Products, Inc.	12,687,000	372,998
Oracle Corp.	9,722,000	323,937
Avago Technologies Ltd.	9,715,000	307,577
ASML Holding NV2	3,717,374	240,661
ASML Holding NV (New York registered)	954,800	61,499
Analog Devices, Inc.	6,900,000	290,214
Rackspace Hosting, Inc.[1]	3,660,000	271,828
EMC Corp.[1]	10,500,000	265,650
Amphenol Corp.	4,100,000	265,270
ASM Pacific Technology Ltd.[2]	12,885,000	158,166
Cisco Systems, Inc.	8,000,000	157,200
MasterCard Inc., Class A	300,000	147,384
TE Connectivity Ltd.	3,845,000	142,726
Samsung Electronics Co. Ltd.[2]	95,211	136,268
Arm Holdings PLC[2]	9,600,000	122,754
Infineon Technologies AG2	12,225,000	99,203
Visa Inc., Class A	600,000	90,948
Intuit Inc.	1,500,000	89,250
FLIR Systems, Inc.	3,600,000	80,316
Linear Technology Corp.	1,860,000	63,798
Autodesk, Inc.[1]	1,730,000	61,156
LinkedIn Corp., Class A1	436,628	50,134
Baidu, Inc., Class A (ADR)[1]	335,000	33,597
		7,372,101

FINANCIALS — 12.95%
Citigroup Inc.	26,116,000	1,033,149
Wells Fargo & Co.	21,928,500	749,516
American Express Co.	9,770,000	561,580
BlackRock, Inc.	2,100,000	434,091
ACE Ltd.	5,300,000	422,940
Legal & General Group PLC[2]	121,784,921	294,015
CME Group Inc., Class A	5,596,100	283,778
Charles Schwab Corp.	18,400,000	264,224
Weyerhaeuser Co.[1]	9,254,731	257,467
Digital Realty Trust, Inc.	3,715,000	252,211
SunTrust Banks, Inc.	8,250,000	233,887
Marsh & McLennan Companies, Inc.	6,620,000	228,191
Goldman Sachs Group, Inc.	1,530,000	195,167
Aon PLC, Class A	3,360,000	186,816
Moody’s Corp.	3,360,000	169,075
XL Group PLC	6,000,000	150,360
Berkshire Hathaway Inc., Class A1	1,055	141,433
AMP Ltd.[2]	26,993,082	137,204
Macerich Co.	2,000,000	116,600
CNO Financial Group, Inc.[3]	11,900,000	111,027
U.S. Bancorp	2,672,000	85,344
American Tower Corp.	1,000,000	77,270
JPMorgan Chase & Co.	1,710,000	75,189
CapitalSource Inc.	6,860,954	52,006
Industrial and Commercial Bank of China Ltd., Class H2	70,000,000	50,482
Canadian Western Bank	1,500,000	42,887
Synovus Financial Corp.	17,400,000	42,630
New York Community Bancorp, Inc.	2,590,000	33,929
Hospitality Properties Trust	1,153,018	27,004
ICICI Bank Ltd.[2]	600,000	12,638
AXA SA2	600,000	10,853
		6,732,963

HEALTH CARE — 12.37%
Merck & Co., Inc.	39,031,762	1,597,960
Baxter International Inc.	11,236,755	749,042
Roche Holding AG2	3,180,000	647,845
Bristol-Myers Squibb Co.	17,700,000	576,843
Gilead Sciences, Inc.[1]	7,550,000	554,548
Pfizer Inc	14,720,000	369,178
Express Scripts Holding Co.[1]	6,265,000	338,310
Cardinal Health, Inc.	6,135,000	252,639
Johnson & Johnson	3,500,000	245,350
Quest Diagnostics Inc.	3,500,000	203,945
Edwards Lifesciences Corp.[1]	2,200,000	198,374
Regeneron Pharmaceuticals, Inc.[1]	1,080,000	184,756
AstraZeneca PLC (United Kingdom)[2]	3,000,000	141,826
AstraZeneca PLC (ADR)	700,000	33,089
Intuitive Surgical, Inc.[1]	272,700	133,724
Vertex Pharmaceuticals Inc.[1]	2,700,000	113,238
UnitedHealth Group Inc.	1,725,000	93,564
		6,434,231

INDUSTRIALS — 11.82%
Union Pacific Corp.	5,107,000	642,052
Parker-Hannifin Corp.	7,350,000	625,191
General Electric Co.	29,500,000	619,205
Lockheed Martin Corp.	6,558,200	605,256
Boeing Co.	6,200,000	467,232
Deere & Co.	4,815,000	416,112
Schneider Electric SA2	4,433,764	330,686
Rockwell Automation	3,000,000	251,970
Fastenal Co.	5,000,000	233,450
Caterpillar Inc.	2,370,000	212,305
Aggreko PLC[2]	6,589,717	188,983
Honeywell International Inc.	2,800,000	177,716
MTU Aero Engines Holding AG2	1,835,346	166,826
Cummins Inc.	1,410,000	152,773
Precision Castparts Corp.	800,000	151,536
Siemens AG2	1,220,000	132,601
United Technologies Corp.	1,500,000	123,015
Waste Management, Inc.	3,400,000	114,716
Eaton Corp. PLC	2,000,000	108,400
Stericycle, Inc.[1]	1,000,000	93,270
Grafton Group PLC, units[2,3]	15,037,000	79,952
Meggitt PLC[2]	12,415,447	77,396
Northrop Grumman Corp.	1,032,723	69,791
Ryanair Holdings PLC (ADR)	1,850,000	63,418
CSX Corp.	1,550,000	30,581
Experian PLC[2]	870,000	14,057
		6,148,490

ENERGY — 11.47%
Royal Dutch Shell PLC, Class B (ADR)	5,862,700	415,607
Royal Dutch Shell PLC, Class A (ADR)	4,052,400	279,413
Suncor Energy Inc.	19,735,832	648,999
Enbridge Inc.	10,160,579	439,437
Chevron Corp.	3,773,900	408,110
Kinder Morgan, Inc.	11,080,645	391,479
ConocoPhillips	6,000,000	347,940
FMC Technologies, Inc.[1]	7,960,000	340,927
Noble Energy, Inc.	2,800,000	284,872
Denbury Resources Inc.[1]	17,240,000	279,288
Occidental Petroleum Corp.	3,400,000	260,474
TOTAL SA2	3,850,000	199,266
Concho Resources Inc.[1]	2,420,000	194,955
Transocean Ltd.	3,665,000	163,642
Murphy Oil Corp.	2,740,000	163,167
Imperial Oil Ltd.	3,608,739	155,023
Phillips 66	2,750,000	146,025
Baker Hughes Inc.	3,550,000	144,982
Oceaneering International, Inc.	2,449,764	131,773
Cimarex Energy Co.	2,150,000	124,120
EOG Resources, Inc.	1,000,000	120,790
CONSOL Energy Inc.	3,700,000	118,770
Talisman Energy Inc.	7,500,000	84,975
Crescent Point Energy Corp.	1,530,900	57,899
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	1,960,000	38,161
Technip SA2	240,000	27,631
		5,967,725

MATERIALS — 6.11%
Dow Chemical Co.	17,039,900	550,730
LyondellBasell Industries NV, Class A	9,165,000	523,230
Potash Corp. of Saskatchewan Inc.	9,000,000	366,210
FMC Corp.	6,178,000	361,537
Praxair, Inc.	3,205,000	350,787
E.I. du Pont de Nemours and Co.	6,000,000	269,820
Alcoa Inc.	16,000,000	138,880
MeadWestvaco Corp.	3,660,000	116,644
Celanese Corp., Series A	2,000,000	89,060
Mosaic Co.	1,500,000	84,945
Sigma-Aldrich Corp.	980,000	72,108
Cliffs Natural Resources Inc.	1,805,000	69,601
Nucor Corp.	1,500,000	64,770
Steel Dynamics, Inc.	4,248,000	58,325
HudBay Minerals Inc.	5,000,000	50,367
Holcim Ltd[2]	160,000	11,784
		3,178,798

CONSUMER STAPLES — 4.33%
Philip Morris International Inc.	5,400,000	451,656
Costco Wholesale Corp.	3,930,000	388,166
PepsiCo, Inc.	4,550,000	311,357
Procter & Gamble Co.	3,600,000	244,404
Diageo PLC[2]	6,500,000	189,231
Unilever NV, depository receipts[2]	4,290,000	161,878
British American Tobacco PLC[2]	2,530,000	128,195
Coca-Cola Amatil Ltd.[2]	7,000,000	98,416
Altria Group, Inc.	2,410,000	75,722
CVS/Caremark Corp.	1,205,000	58,262
Nestlé SA2	765,000	49,858
Wal-Mart Stores, Inc.	500,000	34,115
Avon Products, Inc.	1,750,000	25,130
Japan Tobacco Inc.[2]	866,000	24,414
Pernod Ricard SA2	130,000	15,286
		2,256,090

UTILITIES — 1.77%
National Grid PLC[2]	21,417,626	245,327
FirstEnergy Corp.	5,625,900	234,937
American Water Works Co., Inc.	4,000,000	148,520
PG&E Corp.	2,754,000	110,656
Edison International	2,250,000	101,678
Calpine Corp.[1]	1,725,000	31,274
Exelon Corp.	800,000	23,792
GDF SUEZ[2]	1,092,015	22,500
		918,684

TELECOMMUNICATION SERVICES — 1.38%
Verizon Communications Inc.	13,600,000	588,472
SOFTBANK CORP.[2]	2,746,700	100,506
América Móvil, SAB de CV, Series L (ADR)	1,150,000	26,611
		715,589

MISCELLANEOUS — 2.68%
Other common stocks in initial period of acquisition		1,394,884

Total common stocks (cost: $36,460,885,000)		48,810,845

Warrants — 0.04%

ENERGY — 0.04%
Kinder Morgan, Inc., warrants, expire 2017[1]	5,088,000	19,233

Total warrants (cost: $9,820,000)		19,233

	Principal amount
Short-term securities — 6.26%	(000)

U.S. Treasury Bills 0.132%–0.193% due 1/10–8/22/2013	$788,900	788,767
Fannie Mae 0.13%–0.16% due 2/1–4/10/2013	714,300	714,249
Freddie Mac 0.13%–0.18% due 1/9–7/23/2013	504,143	504,033
Federal Home Loan Bank 0.08%–0.165% due 1/4–6/21/2013	396,660	396,588
Federal Farm Credit Banks 0.12%–0.22% due 1/29–11/12/2013	272,700	272,557
Coca-Cola Co. 0.14%–0.15% due 1/15–2/27/2013[4]	107,000	106,984
Variable Funding Capital Company LLC 0.18% due 1/14/2013[4]	82,700	82,694
National Rural Utilities Cooperative Finance Corp. 0.14%–0.15% due 1/17–2/11/2013	77,700	77,688
Wal-Mart Stores, Inc. 0.10% due 1/23/2013[4]	70,000	69,996
Regents of the University of California 0.17% due 1/2–1/8/2013	64,000	63,999
Private Export Funding Corp. 0.14%–0.28% due 2/8–2/22/2013[4]	59,400	59,387
John Deere Credit Ltd. 0.15% due 2/21/2013[4]	45,400	45,387
Procter & Gamble Co. 0.15% due 1/22/2013[4]	30,000	29,998
Straight-A Funding LLC 0.18% due 1/14/2013[4]	25,000	24,998
Walt Disney Co. 0.15% due 3/11/2013[4]	9,200	9,197
Medtronic Inc. 0.14% due 2/7/2013[4]	7,500	7,499

Total short-term securities (cost: $3,253,467,000)		3,254,021

Total investment securities (cost: $39,724,172,000)		52,084,099
Other assets less liabilities		(76,304)

Net assets		$52,007,795

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,”was $5,016,712,000, which represented 9.65% of the net assets of the fund. This amount includes $5,007,029,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Represents an affiliated company as defined under the Investment Company Act of 1940.

4Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $436,140,000, which represented .84% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

FDR = Fiduciary Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-010-0213O-S32827

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

American Funds Fundamental Investors – Fundamental Investors:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Funds Fundamental Investors – Fundamental Investors (the “Fund”) as of December 31, 2012, and for the year then ended and have issued our report thereon dated February 11, 2013, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2012, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 11, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS FUNDAMENTAL INVESTORS

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 28, 2013

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: February 28, 2013